SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 19, 1999

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 1-9466                      13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000




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Item 5.  Other Events


First Quarter Earnings

         On March 19, 1999 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its first quarter 1999 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         99.1     Press Release Relating to First Quarter 1999 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended February 28, 1999)
                  (Preliminary and Unaudited)

         99.3     Selected Statistical Information

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LEHMAN BROTHERS HOLDINGS INC.


                                      By:  /s/ John L. Cecil
                                              John L. Cecil
                                              Chief Financial Officer
                                              (Principal Financial Officer)



Date:  March 19, 1999




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                                  EXHIBIT INDEX



Exhibit No.           Exhibit

Exhibit 99.1          Press Release Relating to First Quarter 1999 Earnings

Exhibit 99.2          Consolidated Statement of Income
                      (Three Months Ended February 28, 1999)
                      (Preliminary and Unaudited)

Exhibit 99.3          Selected Statistical Information